SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2000

                        PHARMACEUTICAL FORMULATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   0-11274                  22-2367644
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


                 460 PLAINFIELD AVENUE, EDISON, NEW JERSEY 08818
          (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code: 732-985-7100


                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5    OTHER EVENTS

          The Company made the June 30, 2000 interest payments due under its 8 1/4% Convertible Subordinated Debentures Due 2002. Such payments were within the time period allowed before such nonpayment would become an event of default under the debenture indenture.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHARMACEUTICAL FORMULATIONS, INC.



                                    By: /S/ R. BRADLEY CONNER
                                        ------------------------------
                                        Name:   R. Bradley Conner
                                        Title:  Vice President
                                                Chief Financial Officer

Dated:  August 11, 2000